                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    February 10, 2005
                                                         -----------------

                             WCI COMMUNITIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               001-31255                          59-2857021
--------------------------------------------------------------------------------
        (Commission File Number)       (IRS Employer Identification No.)



        24301 Walden Center Drive, Bonita Springs, FL          34134
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)          (Zip Code)


                                  239-947-2600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]    Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

        [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

        [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

WCI maintains a Management Incentive Compensation Plan ("Bonus Plan") established to reward the performance of key employees whose efforts significantly impact WCI's achievement of its annual financial goals. The Bonus Plan places emphasis on differentiating performance among our diverse businesses while maintaining a consistent focus on achieving our financial and non-financial objectives. The Bonus Plan is also designed to provide significant financial rewards to participants when such objectives are met or exceeded. However, through a "pay-for-performance" structure, the Bonus Plan may generate reduced or no incentive payment when objectives or financial goals are not met.

For the year ended December 31, 2004, net income rose 13.8% to $120.2 million from $105.6 million and revenues over the same period increased 24.8% to $1.81 billion from $1.45 billion in the previous year. In addition, for the full year 2004, new orders rose to 3,798 units or $2.31 billion, up 73.7% in units and 59.3% in dollars.

Notwithstanding the favorable growth and performance of the Company as a whole, four major hurricanes impacted the financial performance of some individuals and operating divisions. In connection with the impacts of the hurricanes and the overall favorable performance of WCI, the Executive Compensation Committee exercised discretion for some individuals in order to avoid inequities and to retain valuable employees.

The waiver of certain objectives for Mr. Dietz resulted in a discretionary bonus adjustment of $20,771 for a total bonus of $717,063. Mr. Greenberg, who is responsible for the Traditional Homebuilding group in Florida, (which includes our mortgage and title business) and which sustained the majority of hurricane related delays, achieved 74% of his performance objectives and was awarded a discretionary bonus in the amount of $650,000 for a total bonus of $650,000.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WCI COMMUNITIES, INC.


                                   By:   /s/ James D. Cullen
                                        ----------------------
                                   Name:  James D. Cullen
                                   Title  Vice President

Date: February 10, 2005